SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |_|  Preliminary Proxy Statement         |_|  Confidential, For Use of the
     |X|  Definitive Proxy Statement               Commission Only (as permitted
     |_|  Definitive Additional Materials          by Rule 14a-6(e)(2)
     |_|  Soliciting Material Pursuant to
          ss.240.14a-12


                               NATIONAL COAL CORP.
================================================================================
                (Name of Registrant as Specified in Its Charter)


================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               NATIONAL COAL CORP.

              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
              -----------------------------------------------------




TIME.................................             10:00  a.m.  Eastern  Time  on
                                                  Tuesday, June 7, 2005

PLACE................................             Holiday Inn Select
                                                  304 Cedar Bluff
                                                  Knoxville, Tennessee 37923

ITEMS OF BUSINESS....................             (1)  To elect five  members of
                                                       the Board of Directors.

                                                  (2)  To  transact  such  other
                                                  business as may  properly
                                                  come  before the  Meeting
                                                  and  any  adjournment  or
                                                  postponement.

RECORD DATE..........................             You can  vote if at the  close
                                                  of business on April 29, 2005,
                                                  you were a shareholder  of the
                                                  Company.

PROXY VOTING.........................             All shareholders are cordially
                                                  invited  to attend  the Annual
                                                  Meeting in person. However, to
                                                  ensure your  representation at
                                                  the  Annual  Meeting,  you are
                                                  urged  to  vote   promptly  by
                                                  signing  and   returning   the
                                                  enclosed Proxy card.




                                                  /S/ JON NIX
May 13, 2005                                      -----------------------------
                                                  JON NIX, PRESIDENT AND CHIEF
                                                  EXECUTIVE OFFICER

                                                             NATIONAL COAL CORP.
                                                        8915 GEORGE WILLIAM ROAD
                                                      KNOXVILLE, TENNESSEE 37923
                                                                  (865) 690-6900
PROXY STATEMENT
--------------------------------------------------------------------------------


These Proxy materials are delivered in connection with the solicitation by the Board of Directors of National Coal Corp., a Florida corporation ("National Coal," the "Company", "we", or "us"), of Proxies to be voted at our 2005 Annual Meeting of Shareholders and at any adjournments or postponements.

You are invited to attend our Annual Meeting of Shareholders on Tuesday, June 7, 2005, beginning at 10:00 a.m. Eastern Time. The meeting will be held at the Holiday Inn Select, 304 Cedar Bluff, Knoxville, Tennessee 37923.

It is anticipated that the 2004 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to shareholders on or about May 13, 2005.

SHAREHOLDERS ENTITLED TO VOTE. Holders of our common stock and Series A convertible preferred stock at the close of business on April 29, 2005 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of April 29, 2005, there were 13,709,728 shares of common stock outstanding. Holders of our Series A convertible preferred stock have the right to vote with our common stock based on the number of common shares into which the Series A convertible preferred shares could be converted on the record date. As of April 29, 2005, the outstanding shares of Series A preferred stock were convertible into 3,554,150 shares of common stock, which shares are entitled to vote with our common stock.

PROXIES. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a shareholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. Our Articles of Incorporation do not authorize cumulative voting. In the election of directors, the five candidates receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

In the event a shareholder proposal was not submitted to us prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to us, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


Item 1 is the election of five (5) directors to hold office for a period of one year or until their respective successors have been duly elected and qualified. Our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than one (1) nor more than fifteen (15). The Board of Directors has fixed the number of directors at five (5).

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as directors:

NAME                          AGE         POSITION
----                          ---         --------

Jon Nix                        35         President and Chief Executive Officer,
                                            Chairman of the Board

Mark A. Oldham                 47         Chief Financial Officer, Director

Scott Filstrup (1)             63         Director

Robert Heinlein (1)            42         Director

Kenneth Scott (1)              62         Director

----------
(1) Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee.

        If elected, the foregoing five nominees are expected to serve until the 2006 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

         The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

CURRENT DIRECTORS/DIRECTOR NOMINEES
-----------------------------------

JON NIX Jon Nix, one of our founders, has served as our President and Chief Executive Officer and as a director since January 2003 and Chairman of the Board since June 8, 2004. Mr. Nix has over eight years experience in the financial industry. He is the founder of Jenco Capital Corporation, a Tennessee consulting and holding corporation. He is also a co-founder of Medicine Arm-In-Arm, Inc., a nonprofit children's charity that provides medical services to underprivileged children around the world. Mr. Nix holds a Bachelor of Arts degree in Economics from the University of Tennessee. Mr. Nix is married to Jeanne Bowen Nix.
                                 DIRECTOR SINCE:  2003      AGE:  35

MARK A. OLDHAM                   Mark  A.   Oldham   has  served  as  our  Chief
                                 Financial Officer and as a director since April
                                 1, 2005.  Prior to joining us Mr.  Oldham was a
                                 consultant  with  Oldham  Financial,  where  he
                                 provided  assistance  and  advice in  corporate
                                 finance and litigation  support to closely-held
                                 businesses since 2003. Prior to consulting, Mr.
                                 Oldham  served  as a  member  of the  Board  of
                                 Directors  and Chief  Financial  Officer of Pen
                                 Holdings,   Inc.,  a  coal  producer  and  land
                                 company with mining  operations and holdings in
                                 Central Appalachia. Mr. Oldham began his career
                                 with Pen  Holdings in 1984 and prior to serving
                                 as Chief Financial Officer, served as Assistant
                                 Controller,  Controller,  and Vice President of
                                 that  company.  Mr.  Oldham  has  a  bachelor's
                                 degree in Business  Administration with a major
                                 in  accounting  from  Tennessee   Technological
                                 University   and   is   a   Certified    Public
                                 Accountant.
                                 DIRECTOR SINCE:  2005      AGE:  47

SCOTT FILSTRUP                   Scott  Filstrup has served as a Director  since
                                 February 16, 2005. Since 1985, Mr. Filstrup has
                                 served as president of The Consultants  Limited
                                 of Tulsa,  Oklahoma,  a  professional  services
                                 firm offering strategic planning and management
                                 consulting  services to business  organizations
                                 and  entrepreneurs  including  creation  of new
                                 businesses   and   products.   Prior   to   The
                                 Consultants   Limited,   Mr.   Filstrup  was  a
                                 director for strategic planning of MAPCO, Inc.,
                                 an energy company.  Mr. Filstrup is a member of
                                 multiple  professional and civic organizations,
                                 including  Chairman of the Tulsa Opera Board of
                                 Directors  and is  currently a board  member of
                                 various  private  healthcare,   investment  and
                                 technology firms in Oklahoma and Illinois.
                                 DIRECTOR SINCE:  2005      AGE:  63
                                 MEMBER:    AUDIT   COMMITTEE,   NOMINATING  AND
                                            GOVERNANCE  COMMITTEE   COMPENSATION
                                            COMMITTEE

ROBERT HEINLEIN                  Robert  Heinlein has served as a director since
                                 April 1,  2005.  Since  2002 Mr.  Heinlein  has
                                 worked as a business consultant with respect to
                                 corporate   transactions   and   Securities   &
                                 Exchange   Commission   regulatory   compliance
                                 matters.  From June 1994  through  August 2000,
                                 Mr.  Heinlein  served  in  various   management
                                 positions with Boca Research,  Inc.,  including
                                 as  Vice   President   of  Finance   and  Chief
                                 Financial  Officer  from  August 1999 to August
                                 2000   and   as   Vice   President,   Corporate
                                 Comptroller  and  Treasurer  from  July 1998 to
                                 August 1999. Mr. Heinlein is a Certified Public
                                 Accountant.
                                 DIRECTOR SINCE:  2005      AGE:  42
                                 MEMBER:    AUDIT   COMMITTEE,   NOMINATING  AND
                                            GOVERNANCE  COMMITTEE   COMPENSATION
                                            COMMITTEE

KENNETH SCOTT                    Kenneth  Scott has served as a  director  since
                                 April 1,  2005.  Mr.  Scott  has been a Partner
                                 with  Colonnade  Strategies,   LLC  a  business
                                 consulting  firm,  since 2002. Prior to joining
                                 Colonnade  Strategies,  LLC Mr.  Scott  was the
                                 Executive  Vice  President  for Europe and Vice
                                 President,  Energy Industry,  for Perot Systems
                                 Corporation,  which  provides  technology-based
                                 business   solutions   to  help
                                 organizations   worldwide   control  costs  and
                                 cultivate  growth.  Mr.  Scott worked for Perot
                                 Systems Corporation from 1998 through 2002.
                                 DIRECTOR SINCE:  2005      AGE:  62
                                 MEMBER:    AUDIT   COMMITTEE,   NOMINATING  AND
                                            GOVERNANCE  COMMITTEE   COMPENSATION
                                            COMMITTEE


OTHER EXECUTIVE OFFICERS
------------------------

CHARLES KITE                     Charles Kite has served as our General  Counsel
                                 since May 2004,  and served as a director  from
                                 February 2003 until May 2004. Prior to becoming
                                 our  General  Counsel,  Mr.  Kite,  an attorney
                                 since 1973, was our outside corporate  counsel,
                                 and since  1985 has had a general  practice  in
                                 the East  Tennessee  law firm of Kite,  Bowen &
                                 Associates,   P.A.   where  he  specialized  in
                                 commercial   business    representation,    tax
                                 representation and litigation, estate planning,
                                 and probate  matters.  He graduated from Carson
                                 Newman  College in 1967 with a Bachelor of Arts
                                 degree, and received his Juris Doctorate degree
                                 from  the  University  of  Tennessee  in  1973.
                                 Charles Kite is Jeanne Bowen Nix's stepfather.
                                 AGE:  60

JEANNE BOWEN NIX                 JEANNE  BOWEN NIX has  served as our  Secretary
                                 and   Treasurer   since  January  2003  and  as
                                 Associate Counsel since May 2004. Ms. Bowen Nix
                                 has held a license to practice law in the State
                                 of Tennessee since 1997. From 1997 to May 2004,
                                 Ms. Bowen Nix was a junior  partner in the East
                                 Tennessee law firm of Kite, Bowen & Associates,
                                 P.A. where she specialized in general corporate
                                 and real  estate  matters.  She  graduated  cum
                                 laude from the  University  of Tennessee in May
                                 of  1993  with a  Bachelor  of Arts  degree  in
                                 Psychology  and  received  her Juris  Doctorate
                                 degree  from  Louisiana  State  University  Law
                                 School in May of 1997. Ms. Bowen Nix is married
                                 to Jon Nix and it Mr. Kite's stepdaughter.
                                 AGE:  34

WILLIAM SNODGRASS                WILLIAM   R.   SNODGRASS   has  served  as  our
                                 Operations   Manager   since  July  2003.   Mr.
                                 Snodgrass  also  served as a  consultant  to us
                                 from  February  2003 to  July  2003.  Prior  to
                                 joining   us,   Mr.    Snodgrass    served   as
                                 superintendent  and area manager for  Tennessee
                                 Mining,   Inc.,  a   subsidiary   of  Addington
                                 Enterprises,  Inc.,  one  of the  largest  coal
                                 companies  in the  nation,  a position  he held
                                 from 1994 until February  2003.  Mr.  Snodgrass
                                 has  extensive  knowledge  and expertise in the
                                 coal mining  industry and has been  involved in
                                 numerous  mining  projects in the  Kentucky and
                                 Tennessee areas.
                                 AGE:  41

JOSEPH A. DAVIS                  JOSEPH  A.  DAVIS  JR.  has  served as our Vice
                                 President,  Sales since  April  2004.  Prior to
                                 joining  us, Mr.  Davis  served as Senior  Vice
                                 President,  Sales and Marketing, and a Director
                                 for Pen Coal  Corporation.  During  his  twenty
                                 years   at  Pen   Coal   Corporation,   he  was
                                 responsible for domestic and international coal
                                 sales and transportation.  Mr. Davis earned his
                                 Bachelor of Arts degree from  Western  Kentucky
                                 University in political science and history.
                                 AGE:  57


FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held nine meetings during fiscal 2004. All directors then serving attended 75% or more of all of the meetings of the Board of Directors in fiscal 2004. The Board of

Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Governance Committee. While directors generally attend annual meetings, the Company has not established a specific policy with respect to members of the Board of Directors attending annual meetings.

The Audit Committee currently consists of Messrs. Heinlein, Filstrup and Scott, all of whom are considered "independent" under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Robert Heinlein is an audit committee financial expert, as defined in Item 401(h)(2) of Regulation S-K. The primary purposes of the Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants' opinion and letter of comment to management and management's response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors and (v) to review our quarterly and annual financial statements prior to public issuance. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee was created by our Board effective April 1, 2005.

The Compensation Committee is chaired by Mr. Scott and currently consists of Messrs. Scott, Heinlein and Filstrup. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee was created by our Board effective April 1, 2005.

The Nominating and Governance Committee is chaired by Mr. Filstrup, and currently consists of Messrs. Filstrup, Scott, and Heinlein. The members of the Nominating and Governance Committee, each of whom are whom are considered "independent" under Rule 4200(a)(15)of the National Association of Securities Dealers listing standards, review those Board members who are candidates for re-election to our Board of Directors, and make the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next term. The nominating committee's methods for identifying candidates for election to the Board of Directors (other than those proposed by our shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The Nominating and Governance Committee members also nominate outside candidates for inclusion on the Board of Directors.

A National Coal shareholder may nominate one or more persons for election as a director at an annual meeting of shareholders if the shareholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years,
(iii) directorships currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

Among other matters, the Nominating and Governance Committee members:

         o Review the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of National Coal and the Board;

         o Conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to our management and operations, and confirm the appropriate level of interest of such candidates;

         o Recommend to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

         o        Conduct   appropriate   inquiries   into  the  background  and
                  qualifications of potential nominees; and

         o Review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommend whether or not such director should be re-nominated.

Based on the foregoing, the Nominating and Governance Committee recommended for nomination, the Board of Directors nominated, Jon Nix, Mark A. Oldham, Scott Filstrup, Robert Heinlein and Kenneth Scott for re-election as directors on the Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2006 Annual Meeting.

DIRECTORS' COMPENSATION. Prior to March 2004, our directors did not receive cash compensation for their services, but were reimbursed for their reasonable expenses incurred on our behalf or in attending meetings. In March 2004, we granted each of Farrald Belote and Charles Kite, our two non-employee directors at that time, an option to purchase 25,000 shares of our common stock at an exercise price of $2.20 per share. These options were granted under our 2004 Option Plan. Mr. Kite subsequently became employed as our General Counsel in May 2004 and Mr. Belote resigned his position as director in February 2005.

Effective as of the appointment of Mr. Filstrup in February 2005, the Company has committed to pay to each non-employee director $50,000 per year for attending meetings of the Board of Directors and committees of the Board of Directors which were created by the Board effective April 1, 2005, and to reimburse such person for all expenses incurred by him in his capacity as a director. In addition, each director not employed by the Company, upon joining the Board of Directors, receives an option to purchase 75,000 shares of our common stock. Such options have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable so long as the recipient continues to serve as a director in four equal annual installments commencing on January 1st of the calendar year following the grant thereof, and expire on the tenth anniversary of the date of grant. The Board of Directors may modify such compensation in the future.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee of our Board of Directors currently consists of Messrs. Filstrup, Heinlein and Scott. None of these individuals was an officer or employee of the Company at any time during fiscal 2004. No current executive officer of the Company has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors or Compensation Committee has served as an executive officer.

SHAREHOLDER COMMUNICATIONS. Holders of the Company's securities can send communications to the Board of Directors via mail or telephone to the Secretary at the Company's principal executive offices.

CODE OF ETHICS. We have adopted a Code of Ethical Conduct that is applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of our Code of Ethical Conduct is filed as an exhibit to our Annual Report on Form 10-KSB.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for our fiscal year which commenced on January 30, 2003 (inception) and ended December 31, 2003, and for our fiscal year which ended December 31, 2004. The compensation table excludes other compensation in the form of perquisites and other personal benefits that constituted less than 10% of the total annual salary and bonus for the executive officer during the applicable fiscal year.

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                                ANNUAL COMPENSATION                    AWARDS
                                                    -----------------------------------------       ------------
                                                                                                      NUMBER OF
                                    FISCAL YEAR                                                      SECURITIES
NAME AND                               ENDED                                     OTHER ANNUAL        UNDERLYING
PRINCIPAL POSITION                  DECEMBER 31      SALARY         BONUS        COMPENSATION         OPTIONS
-------------------------------     -----------     ---------     ---------      ------------       ------------
Jon Nix........................        2004          $298,077      $111,934           --              625,000
   President and Chief                 2003          $161,538      $150,000           --                --
   Executive Officer

Robert Chmiel (1)..............        2004          $232,385      $ 74,684           --              375,000
   Chief Financial                     2003          $ 47,753         --              --                --
   Officer

Charles Kite (2)...............        2004          $ 97,500      $ 28,000           --              125,000
   General Counsel                     2003             --            --              --                --

Jeanne Bowen Nix...............        2004          $107,231      $ 36,000           --              125,000
   Secretary, Treasurer                2003          $ 64,615         --              --                --
   and Associate Counsel

William R. Snodgrass (3).......        2004          $116,192      $ 16,898      $ 30,675 (4)         50,000
   Operations Manager of ......        2003          $ 29,915      $ 15,800      $ 35,900 (5)           --
   National Coal Corporation

----------

(1) Mr. Chmiel's served as our Chief Financial Officer from September 2003 through March 2005.

(2)      Mr. Kite's employment as General Counsel commenced in May 2004.

(3) Mr. Snodgrass' employment as Operations Manager commenced in July 2003. Mr. Snodgrass served as a consultant to us from February 2003 to July 2003.

(4)      Represents the value of a year-end bonus gift given to Mr. Snodgrass.

(5) Represents consulting fees paid to Mr. Snodgrass for services rendered from February 2003 to July 2003, before he became our employee.

                          OPTION GRANTS IN FISCAL 2004

The following table presents information regarding stock option grants during 2004 to the executive officers named in the summary table below. None of these individuals exercised options during 2004.

                                      Number of       Percent of
                                     Securities     Total Options
                                     Underlying       Granted To      Exercise
                                       Options       Employees In     Or Base      Expiration
NAME                                 Granted (1)    Fiscal Year(2)    Price (3)       Date
-------------------------------      -----------    --------------    ---------    ----------
Jon Nix........................         625,000         44.1%           $2.20       3/25/14
Robert Chmiel..................         375,000         26.5%           $2.20       3/25/14
Charles Kite...................          25,000          1.8%           $2.20       3/25/14
                                        100,000          7.1%           $5.40       5/03/14
Jeanne Bowen Nix...............         125,000          8.8%           $2.20       3/25/14
William R. Snodgrass...........          50,000          3.5%           $2.20       3/25/14

----------

(1) All of these options were granted under our 2004 Option Plan, vest in four equal annual installments of 25% each commencing on January 1, 2005, and have a term of 10 years.
(2) Options covering an aggregate of 1,417,500 shares were granted to employees during fiscal 2004. (3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

None of the executive officers named in the summary table above exercised options during 2004. The following table presents the number of shares of our common stock subject to exercisable and unexercisable stock options held as of December 31, 2004. Also presented are values of "in-the-money" options, which represent the positive difference between the exercise price of each outstanding stock option and $13.20 per share, which is the last reported sales price of our common stock on the OTC Bulletin Board on December 31, 2004.

                                    Number of Securities            Value of Unexercised
                                   Underlying Unexercised          In-the-Money Options at
                                Options at December 31, 2004          December 31, 2004
                                ----------------------------     ----------------------------
NAME                            Exercisable    Unexercisable     Exercisable    Unexercisable
--------------------------      ------------   -------------     ------------   -------------
Jon Nix...................         --             625,000           --           $6,875,000
Robert Chmiel.............         --             375,000           --           $4,125,000
Charles Kite..............         --             125,000           --           $1,055,000
Jeanne Bowen Nix..........         --             125,000           --           $1,375,000
William R. Snodgrass......         --              50,000           --             $550,000


EMPLOYMENT AND SEVERANCE AGREEMENTS

Other than William Snodgrass, each of the executive officers named in the summary compensation table not only serves (or, in the case of Robert Chmiel, served) as an officer of National Coal, but also as an officer of our wholly-owned subsidiary National Coal Corporation. Mr. Snodgrass is an executive officer of National Coal Corporation only. Each of the named executive officers is party to an employment agreement with National Coal Corporation.

     JON E. NIX

In July 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Nix, as President and Chief Executive Officer, which agreement was subsequently amended and restated effective as of October 1, 2004. Under his employment agreement, Mr. Nix is entitled to an initial salary of $408,000 per year and a cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation on an annual or quarterly basis, as approved by the Board. As further compensation, Mr. Nix also is entitled to monthly compensation in an amount equal to five cents ($.05) per ton of coal (calculated upon "clean" tonnage sold as opposed to "raw" tonnage mined) sold by National Coal Corporation each month that is mined from all of its owned and leased properties. Annual increases in Mr. Nix's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mr. Nix's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Nix written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

Pursuant to Mr. Nix's employment agreement, National Coal Corporation maintains key man life insurance for Mr. Nix. Any proceeds of this policy would be distributed 50% to National Coal Corporation and 50% to Mr. Nix's heirs.

     JEANNE BOWEN NIX

In April 2003, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mrs. Bowen Nix as Secretary/Treasurer and General Counsel, which agreement was subsequently amended and restated effective as of September 16, 2004. Under her employment agreement, Mrs. Bowen Nix is entitled to an initial salary of $144,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation, which amount may not exceed 50% of Mrs. Bowen Nix's base salary for such year. Annual increases in Mrs. Bowen Nix's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mrs. Bowen Nix's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mrs. Bowen Nix written notice of non-renewal no later than 120 days prior to the expiration of the then-current term. In January 2005, Mrs. Bowen Nix agreed to restructure her contract, reducing her salary to $57,600 per year.

Mrs. Bowen Nix resigned as General Counsel in May 2004 upon the hiring of Mr. Kite as General Counsel. Ms. Bowen Nix continues to serve as Secretary/Treasurer and Associate Counsel.

     CHARLES W. KITE

In May 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Kite as General Counsel, which agreement was subsequently amended and restated effective as of September 16, 2004. Under his employment agreement, Mr. Kite is entitled to an initial salary of $180,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation. Annual increases in Mr. Kite's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mr. Kite's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Kite written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

Under his employment agreement, Mr. Kite was granted an immediately exercisable option to purchase 100,000 shares of our common stock at an exercise price of $2.20 per share under the terms and conditions set forth in the 2004 National Coal Corp. Option Plan.

     ROBERT CHMIEL

In July 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an employment agreement with Mr. Chmiel as Chief Financial Officer, which agreement was subsequently amended and restated effective as of October 1, 2004. Under his employment agreement, Mr. Chmiel was entitled to a base salary of $240,000 per year, and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation. Annual increases in Mr. Chmiel's base salary were determined in good faith by the Board at the beginning of each new fiscal year. As further compensation, Mr. Chmiel was also entitled to monthly compensation in an amount equal to five cents ($.05) per ton of coal (calculated upon "clean" tonnage sold as opposed to "raw" tonnage mined) sold by National Coal Corporation each month that was mined from all of its owned and leased properties. The initial term of Mr. Chmiel's employment was two years, which term would have been automatically renewed for successive two-year terms unless the Board of National Coal Corporation provided Mr. Chmiel written notice of non-renewal no later than 120 days prior to the expiration of the then-current term. Mr. Chmiel's employment with National Coal Corporation terminated effective at the close of business on March 31, 2005. We cancelled our employment agreement with Mr. Chmiel and agreed to (i) an aggregate severance payment of $145,000, and (ii) the retention of 56,250 previously issued but unvested stock options as consideration for its cancellation.

     WILLIAM R. SNODGRASS

In October 2004, our wholly-owned subsidiary, National Coal Corporation, entered into an amended employment agreement with William R. Snodgrass as Operations Manager of Mining Operations. Under his employment agreement, Mr. Snodgrass is entitled to an initial salary of $120,000 per year and an annual cash bonus in an amount to be determined in good faith by the Board of National Coal Corporation. After two years of employment, annual increases in Mr. Snodgrass's base salary are determined in good faith by the Board at the beginning of each fiscal year. The initial term of Mr. Snodgrass's employment is two years, which term will be automatically renewed for successive two-year terms unless the Board of National Coal Corporation provides Mr. Snodgrass written notice of non-renewal no later than 120 days prior to the expiration of the then-current term.

     TERMINATION AND SEVERANCE UNDER THE EMPLOYMENT AGREEMENTS

Pursuant to their employment agreements, the employment of each of the executive officers may be terminated in any of the following manners:

         o        by the employee's death;

         o by the Board, if due to physical or mental disability the employee is unable to adequately perform his or her material duties on a full-time basis for a period of four months (whether consecutive or not) within any twelve (12) month period;

         o by a majority vote of the Board, if, after notice to the employee and advice of independent legal counsel, the Board determines that the employee has engaged in misconduct by (i) habitually and continuously being unavailable to act or respond on our behalf; (ii) engaging in willful misconduct or fraud, (iii) being convicted of a felony, (iv) willfully and continuously materially failing to observe or perform the duties of his or her employment; (v) willfully acting in a manner materially adverse to our best interests, or (vi) willfully or habitually neglecting the faithful performance of his or her duties;

         o by either party in the event of a change in control (as defined in each employment agreement) of National Coal Corporation (a "Change of Control"), or upon any other material change in the financial condition or ownership of us;

         o by the employee if there is a material change in the employee's function, authority, duties, title, compensation or responsibilities, without the employee's consent;

         o by the employee if substantial differences of opinion between such employee and the Board or the shareholders, or other circumstances should arise that such employee, in good faith, no longer feels that he or she can function effectively in his or her employment; or

         o by the employee if there is a significant increase in the amount of travel required for the employee to perform his or job, without such employee's consent; or

         o by the employee upon our material failure to comply with any of the provisions of the subject employment agreement;

         o by the employee, if the Board requests any other matter or circumstances made with the intent of, or having the result of, hindering such employee in his or her duties or creating and incentive for the employee to exercise his or her rights to terminate his or her employment.

Mr. Chmiel resides in California. Pursuant to California law, we and Mr. Chmiel may terminate Mr. Chmiel's employment agreement for any reason. Effective March 31, 2005, we cancelled our employment agreement with Mr. Chmiel and agreed to
(i) an aggregate severance payment of $145,000, and (ii) the retention of 56,250 previously issued but unvested stock options as consideration for its cancellation.

If the employment of any of the Executive Officers is terminated for "Good Reason" (i.e. any of the last six reasons listed above), or we terminate the employee for reasons other than misconduct, upon execution of a release of claims in the form attached to the subject employment agreement (except in the case of termination due to death of the employee), he or she is entitled to receive an amount equal to his or her base salary for a period of twenty four months after termination (unless his or her termination is within 12 months of a Change in Control) (the "Severance Period"), insurance coverage for the same period, and a prorated cash bonus payment for the year in which his or her employment is terminated. In addition, during such period, such employee's stock options shall continue to vest in accordance with the terms of the employee's stock option agreement for a period of up to forty eight months, and such employee may exercise his or her vested options for a period commencing with the date of termination and expiring one hundred and twenty (120) days following the end of the Severance Period. If any of the Executive Officers voluntarily terminates his or her employment with us without "Good Reason," upon execution of a release of claims in the form attached to the subject employment agreement, he or she is entitled to insurance coverage for one (1) month and may only exercise any vested but exercised stock options within one hundred twenty (120) days of the effective date of termination.

     CHANGE IN CONTROL

In the event of a Change in Control, the Board must make a determination, within six (6) months of the effective date of the Change in Control, to either terminate any particular executive officer's employment or continue his or her employment.

If the employment of any of the Executive Officers is terminated for any reason other than misconduct within twelve months of a Change in Control, he or she is entitled to receive an amount equal to his or her base salary for a total of thirty-six (36) months after termination (the "Extended Severance Period"), insurance coverage for the same period, and a prorated cash bonus payment for the year in which such employment is terminated. In addition, during any Extended Severance Period, such employee's stock options shall continue to vest in accordance with the terms of the employee's stock option agreement for a period of up to forty eight months, and such employee may exercise his or her vested options for a period commencing with the date of termination and expiring one hundred and twenty (120) days following the end of the Extended Severance Period.


EMPLOYEE BENEFIT PLANS

Our 2004 Option Plan was adopted and became effective in March 2004, and was amended in January 2005. A total of 2,750,000 shares of common stock have been reserved for issuance upon exercise of awards granted under the 2004 Option Plan. Any shares of common stock subject to an award, which for any reason expires or terminates unexercised, are again available for issuance under the 2004 Option Plan.

Our 2004 Option Plan will terminate after 10 years from the date on which our board approved the plan, unless it is terminated earlier by our board. The plan authorizes the award of options, restricted stock awards and stock appreciation rights and stock units (which may include stock bonuses).

Our 2004 Option Plan is administered by our full board of directors. Following the expansion of our board of directors, we intend to form a compensation committee, all of the members of which will be independent directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. Following its formation, the compensation committee will have the authority to construe and interpret the plan, grant awards and make all other determinations necessary or advisable for the administration of the plan.

Our 2004 Option Plan provides for the grant of both incentive stock options that qualify under Section 422 of the Internal Revenue Code and nonqualified stock options. Incentive stock options may be granted only to employees of ours or any parent or subsidiary of ours. All awards other than incentive stock options may be granted to our employees, officers, directors, consultants, independent contractors and advisors of ours or any parent or subsidiary of ours, provided the consultants, independent contractors and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% or greater shareholders must be at least equal to 110% of the fair market value of our common stock on the date of grant. The exercise price of nonqualified stock options will be determined by our compensation committee when the options are granted.

In general, options will vest over a four-year period. The term of options granted under our 2004 Option Plan may not exceed 10 years.

Awards granted under our 2004 Option Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by our compensation committee. Unless otherwise restricted by our compensation committee, nonqualified stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee's guardian or legal representative or a family member of the optionee who has acquired the option by a permitted transfer. Incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee's guardian or legal representative. Options granted under our 2004 Option Plan generally may be exercised for a period of three months after the termination of the optionee's service with us or any parent or subsidiary of ours. Options will generally terminate immediately upon termination of employment for cause.

The purchase price for restricted stock will be determined by our compensation committee at the time of grant. Stock bonuses may be issued for past services or may be awarded upon the completion of services or performance goals.

If we are subject to a change in control transaction, all outstanding awards may be assumed or replaced with a substitute grant by the successor company, if any. If the outstanding awards are not assumed by a successor company, if any, then all remaining unexercised options shall become vested and fully exercisable.


REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists of independent directors (as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules), has furnished the following report:

On April 1, 2005, the Audit Committee was formed with its current members. The Audit Committee operates under a written charter that was approved by the Board of Directors effective April 1, 2005. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. For the fiscal year ended December 31, 2004, the Audit Committee has performed, or has confirmed that the Company's Board of Directors has performed, the duties of the Audit Committee, which is responsible for providing objective oversight of the Company's internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2004, the Board of Directors:

         - Reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management and Gordon Hughes & Banks, LLP (the "Auditors"), the Company's independent auditors; and

         - Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2004, the Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on the Board of Directors' review of the audited financial statements and discussions with management and the Auditors, the Board of Directors approved the inclusion of the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

The Board of Directors also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the Board determined appropriate.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                              AUDIT COMMITTEE

                                              Robert Heinlein, Chairman
                                              Scott Filstrup
                                              Kenneth Scott

The information in this Audit Committee Report shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.


INDEPENDENT PUBLIC ACCOUNTANTS

Gordon, Hughes & Banks, LLP is our principal independent accounting firm. All audit work was performed by the full time employees of Gordon, Hughes & Banks, LLP. Our board of directors formed an Audit Committee effective April 1, 2005.

    AUDIT FEES

Fees for audit services totaled approximately $53,100 and $46,700 for the years ended December 31, 2003 and 2004, respectively, including fees associated with the annual audit, and reviews of our quarterly reports on Form 10-QSB.

    AUDIT-RELATED FEES

Fees for audit-related services totaled approximately $2,600 and $9,500 for the years ended December 31, 2003 and 2004, respectively. Audit-related services principally include due diligence in connection with acquisitions, financing transactions, and accounting consultations.

    TAX FEES

Fees were incurred totaling approximately $5,500 and $0 during the years ended December 31, 2003 and 2004, respectively for tax services, including for tax compliance, tax advice and tax planning.

    ALL OTHER FEES

No other fees were incurred during the years ended December 31, 2003 and 2004 for services provided by Gordon, Hughes & Banks, LLP, except as described above.


POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

Consistent with policies of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence, and has approved any such services.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the employment arrangements described above under "Employment and Severance Agreements" and the transactions described below, since January 30, 2003 (inception), there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o        in which the amount involved exceeds $60,000; and

         o in which any director, director nominee, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

On February 26, 2003, we acquired mining equipment and certain other intangible mining rights and information from Strata Coal, LLC for $47,000 and the assumption of $188,875 in liabilities consisting of trade payables and promissory notes payable to unrelated parties. Strata was owned by Jon Nix, our President and Chief Executive Officer, and Farrald Belote, Jr., a former director. On June 11, 2003, we sold the mining equipment we acquired from Strata to Jenco Capital Corporation for $30,000. Mr. Nix is an executive officer and controlling shareholder of Jenco.

In February 2003, we borrowed $150,000 from a trust controlled by Farrald Belote, Jr. This note accrues simple interest at an annual rate of 8% and was to mature in February 2005. In August 2003, we extended the maturity date to February 20, 2008. All principal and unpaid interest was paid in full during the calendar third quarter 2003.

On July 1, 2003, we sold to Jenco mineral royalty rights for coal mined on the Patterson Mountain portion of the New River Tract assemblage for $75,156. Pursuant to this agreement, we pay Jenco $2.00 per ton of coal mined on the property. During the six months ended December 31, 2003 and June 30, 2004, we paid Jenco $59,572 and $75,106, respectively, pursuant to this agreement.

On August 1, 2003, we sold to Jenco our interest in mineral royalty rights we received from U.S. Coal, Inc. for coal mined on the Smoky Mountain portion of the New River Tract assemblage for $250,000. Pursuant to this agreement, Jenco receives royalty payments from U. S. Coal, Inc. for coal it mines on the property.

On June 30, 2003, we assigned to Jon Nix and Farrald Belote, Jr., a ten-year, $0.25 per ton royalty interest on all the coal sold from the New River Tract assemblage. Pursuant to this agreement, if we sell any mineral properties on the New River Tract assemblage prior to end of the ten-year period, we must settle the remaining royalty obligation by paying 12 1/2% of the sales price to each of Messrs. Nix and Belote. Pursuant to our sales of mineral property rights to Jenco in July and August 2003, we incurred an obligation to pay an aggregate of $81,289 to Messrs. Nix and Belote under this agreement. In February 2004, Messrs. Nix and Belote each agreed to permanently cancel this agreement.

We borrowed an aggregate of $315,000 from Jenco from August 2003 through January 2004, and we borrowed $105,000 from Jon Nix in December 2003. Each of these loans was evidenced by a note payable which accrued simple interest at an annual rate of 8% and was payable on demand. These loans were paid in full during the first six months of 2004.

During 2003, we paid the law firm of Kite, Bowen & Associates, PA a total of $45,000 for professional services rendered to us. Charles Kite, a former director and our current General Counsel, and Jeanne Bowen Nix, our Secretary and Treasurer and Assistant Counsel, were partners of this law firm.

In October 2004, we borrowed $10,000 from our Chief Financial Officer and $40,000 from our Operations Manager, which amounts were repaid in December 2004. These loans accrued simple interest at an annual rate of 8%.

TRANSACTIONS WITH 5% BENEFICIAL SHAREHOLDERS

     FEBRUARY 2004 PRIVATE PLACEMENT

In February 2004, we sold an aggregate of 1,250,000 shares of our common stock in a private placement, at a price of $2.20 per share. Crestview Capital Master, LLC purchased 650,000 of the 1,250,000 shares, and three additional investors purchased 600,000 of the shares.

     SENIOR SECURED DEBT FINANCING

In April and May 2004, we raised in separate transactions gross proceeds of $7.5 million pursuant to a series of separate private placements of senior secured promissory notes that mature in April and May 2005 and three-year warrants to purchase up to an aggregate of 625,000 shares of our common stock at an exercise price of $4.00 per share. The notes were secured by all of our coal mining assets, and had an interest rate of 12% for the first three months, 15% for the second three months and 18% thereafter. Interest was payable quarterly. The senior secured promissory notes were repaid in full in August and September 2004, at which time we issued 395,396 shares of our common stock upon the exercise of the warrants by the investors, including Crestview Capital Master LLC, Stewart R. Flink, and Nancy Hoyt Revocable Trust. All of the warrants were exercised on a cashless basis with the exception of 25,000 shares for which we were paid $100,001. Crestview Capital Master LLC, Stewart R. Flink, and Nancy Hoyt Revocable Trust received an aggregate of 81,879 shares of our common stock in this transaction.

     AUGUST 2004 PRIVATE PLACEMENTS

         SERIES A CONVERTIBLE PREFERRED STOCK FINANCING

On August 31, 2004, we sold $16,030,000 of Series A convertible preferred stock and common stock purchase warrants in private placement financings in separate transactions. We issued a total of 1,068.67 shares of Series A convertible preferred stock, at $15,000 per share, for cash consideration of approximately $11.3 million and cancellation of $4.725 million of our senior secured promissory notes. Each share of Series A convertible preferred stock is convertible into 2,500 shares of common stock. For each share of Series A convertible preferred stock, the investors also were issued two-year warrants to purchase 500 shares of common stock at an exercise price of $8.40 per share. We sold a portion of these securities in separate transactions to the following investors who are 5% beneficial holders of our common stock: Big Bend XII Investment, LP, Crestview Capital Master LLC; Stewart & Jennifer Flink; Nancy Hoyt Revocable Trust; and North Sound Legacy International Ltd.

Of these investors, Crestview Capital Master LLC; Stewart & Jennifer Flink; and Nancy Hoyt Revocable Trust were holders of our senior secured debt, which debt was repaid from proceeds from the financing.

         CONVERTIBLE DEBT FINANCING

On August 31, 2004, we issued $3,000,000 of convertible promissory notes to Crestview Capital Master LLC and SDS Capital Group SPC, Ltd. Prior to maturity, the convertible promissory notes may be converted into units consisting of our Series A convertible preferred stock and common stock purchase warrants, at a price of $15,000 per unit. Each unit consists of one share of Series A convertible preferred stock and two-year warrants to purchase up to 500 shares of common stock at an exercise price of $8.40 per share. The convertible promissory notes bear interest at a rate of 8% per annum and have a term of nine months.

In December 2004, Crestview Capital Master, LLC and SDS Capital Group SPC, Ltd. converted the $3,000,000 of convertible promissory notes into 200 shares of Series A convertible preferred stock and warrants to purchase up to 100,000 shares of common stock. Crestview Capital Master, LLC received 33.33 of such shares of Series A convertible preferred stock and warrants to purchase up to 16,665 shares of common stock.

         PREFERRED STOCK AND WARRANT PURCHASE RIGHTS

Investors who paid cash consideration in either the Series A convertible preferred stock financing or convertible debt financing also received the right to purchase additional units of Series A convertible preferred stock and common stock purchase warrants. Each of these investors can purchase, at a price of $15,000 per unit, up to a number of units with an aggregate purchase price equal to 33.33% of the amount invested in the initial financing. Each unit consists of one share of Series A convertible preferred stock and two-year warrants to purchase up to 500 shares of common stock at an exercise price of $8.40 per share. The holders of convertible promissory notes may exercise this additional purchase right only if they convert their promissory note in full.

The additional purchase rights were required to be exercised before April 28, 2005. In December 2004, we issued 241.33 shares of our Series A convertible preferred Stock and Warrants to purchase 120,665 shares of our Common Stock, upon the exercise by certain holders of these purchase rights. In 2005 we issued
15.99 shares of our Series A convertible preferred stock and warrants to purchase 7,995 shares of our common stock, upon the exercise by certain holder of these purchase rights. Crestview Capital Master LLC, SDS Capital Group SPC, LLC and North Sound Legacy International Ltd. received, in the aggregate, 184 shares of our Series A convertible preferred stock and warrants to purchase 92,000 shares of our common stock upon their exercise of such purchase rights. All rights to purchase additional units of Series A convertible preferred stock and common stock purchase warrants that were not exercised prior to April 29, 2005 have expired.

         SALE OF COMMON STOCK BY FORMER DIRECTOR

Concurrently with the closing of the Series A convertible preferred stock and convertible promissory note financings in August 2004, the investors in those transactions also purchased a total of 1,345,069 shares of common stock from Farrald Belote, Jr., a former director, for total proceeds to Mr. Belote of $3,467,180. The purchasers of convertible preferred stock acquired a total of 1,270,069 shares at price of $2.60 per share, and the purchasers of convertible promissory notes acquired 75,000 shares at a price of $2.20 per share.

         REGISTRATION RIGHTS AGREEMENT

In connection with the August 31, 2004 private placement financings, we entered into separate registration rights agreements with the investors. Pursuant to the separate registrant rights agreements, we agreed to file a registration statement registering the resale by the investors of all of the shares of common stock issuable upon conversion of preferred shares and exercise of warrants, including preferred shares and warrants issuable upon conversion of the convertible promissory notes and exercise of the purchase rights. We agreed to keep the registration statement effective until the earlier of the date on which all of the common shares have been sold and the date that all the common shares may be sold by the investors pursuant to Rule 144(k) under the Securities Act. Pursuant to the separate registration rights agreements, we filed with the SEC a registration statement to register for resale the shares of common stock identified above.

         CRESTVIEW CAPITAL MASTER, LLC

In February 2004, Crestview Capital Master, LLC, an entity controlled by Crestview Capital Funds, purchased four outstanding notes payable of ours, from an unrelated party, in the aggregate principal amount of $3,465,200. Concurrent with its purchase of these notes, Crestview agreed to extend the maturity date on all four notes to March 25, 2005 and to modify certain provisions. These notes bear interest at an annual rate of 12%. Two of the notes, in the aggregate principal amount of approximately $3.2 million, are convertible into our common stock at a price of $2.00 per share. Crestview also purchased common stock purchase warrants from the original debt holder, which warrants had been issued by us as additional consideration for the convertible notes. The warrants allow Crestview to purchase up to 399,312 shares of our common stock at a price of $2.20 per share, and expire on March 25, 2005. Two of the notes payable dated September 25 and September 30, 2003 in the aggregate principal amount of $270,314, were paid in full in December 2004. With respect to the convertible notes:

         o On March 31, 2004, we issued to Crestview 80,346 shares of common stock upon conversion of $160,693 of accrued interest;

         o In April 2004, we issued to Crestview 250,000 shares of common stock upon conversion of $500,000 of principal;

         o In October 2004, we issued to Crestview 1,347,451 shares of common stock upon conversion of the remaining $2,694,902 of principal of the convertible debentures; and

         o In October 2004, we issued to Crestview 399,312 shares of common stock upon exercise of common stock purchase warrants, for a total proceeds to us of $878,487.50.

In February 2004, we sold an aggregate of 1,250,000 shares of our common stock in a private placement, at a price of $2.20 per share. Crestview Capital Master, LLC purchased 650,000 of the 1,250,000 shares.

Crestview Capital Master, LLC invested in our April and May 2004 senior secured debt financings and acquired $1,000,000 in principal amount of promissory notes and warrants to purchase 83,333 shares of common stock. Additionally, we paid Dillon Capital, Inc., an affiliate of Crestview Capital Master, LLC, a placement agent fee of $285,000 and warrants to purchase 37,500 shares of common stock with an exercise price of $4.00 per share as consideration for services in this transaction. This indebtedness was repaid in full in August and September, 2004.

Crestview Capital Master, LLC invested in one of our August 2004 Series A convertible preferred stock and warrant financings, and acquired 150.67 shares of Series A convertible preferred stock and warrants to purchase 75,335 shares of common stock, for which Crestview paid $1,260,000 in cash and cancelled $1,000,000 in principal amount of indebtedness. Additionally, Crestview invested in our August 2004 convertible promissory note financing and acquired $500,000 in principal amount of notes, which notes were subsequently converted into 33.33 shares of Series A convertible preferred stock and warrants to purchase up to 16,665 shares of common stock. In December 2004, Crestview exercised the additional purchase rights granted in the August 2004 financings and acquired
39.11 shares of our Series A convertible preferred stock and warrants to purchase 19,555 shares of our common stock for gross proceeds to us of approximately $586,650.

In March 2005, several investors, including Crestview Capital Master, LLC, purchased (i) secured promissory notes of our wholly-owned subsidiary, National Coal Corporation, ("NC Tennessee") due no later than August 10, 2005, in the aggregate principal amount of $5,137,726, and (ii) an aggregate of 140,000 five-year warrants to purchase our Common Stock at an exercise price of $8.50 per share in a private placement pursuant to a series of Note and Warrant Purchase Agreements. We issued the notes and warrants at a purchase price of 100% of the principal amount of the notes. The Notes accrue interest from the 61st day after March 10, 2005 until each Note is paid in full at a rate of eighteen percent (18%) per annum. The entire amount of principal and accrued interest is due and payable on August 10, 2005. Crestview Capital Master, LLC purchased a note in this transaction in the principal amount of $2,064,090.

PRINCIPAL SHAREHOLDERS

The following table presents information regarding the beneficial ownership of our common stock as of April 10, 2005 by:

         o        each  of  the  executive   officers   listed  in  the  summary
                  compensation table;

         o        each of our directors, who are also nominees;

         o        all of our directors and executive officers as a group; and

         o each shareholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options from the Company that are currently exercisable or exercisable within 60 days of April 10, 2005 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Pursuant to the terms of Series A convertible preferred stock and warrants held by certain of the 5% or more shareholders, the maximum number of shares that may be acquired by any such shareholder upon any exercise of its warrant or conversion of its preferred shares is limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by such selling shareholder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the selling shareholder for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% or, in the case of Crestview Capital Master LLC, 9.99%, of the total number of issued and outstanding shares of common stock then outstanding. The shares of common stock and percentage ownership listed in this table do not reflect these contractual limitations on a shareholder's ability to acquire common shares upon exercise of its warrant or conversion of its preferred shares.

The information presented in this table is based on 13,709,728 shares of our common stock outstanding on April 29, 2005. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more shareholders named below is c/o National Coal Corp., 8915 George Williams Road, Knoxville, TN 37923.

                                                NUMBER OF SHARES     PERCENTAGE
                                                  BENEFICIALLY        OF SHARES
NAME OF BENEFICIAL OWNER                              OWNED          OUTSTANDING
-------------------------------------------     ----------------     -----------

EXECUTIVE OFFICERS AND DIRECTORS:
Jon Nix (1)................................         6,011,138            43.8%
   Director, President and
      Chief Executive Officer
Rob Chmiel (2).............................           118,750              *
   Former Director and Chief
      Financial Officer
Mark Oldham................................                 0              *
Charles Kite (3)...........................           181,250             1.3
   General Counsel
Jeanne Bowen Nix (4).......................           181,250             1.3
   Secretary, Treasurer
      and Associate Counsel

                                               NUMBER OF SHARES     PERCENTAGE
                                                  BENEFICIALLY        OF SHARES
NAME OF BENEFICIAL OWNER                              OWNED          OUTSTANDING
-------------------------------------------     ----------------     -----------

Scott Filstrup.............................            25,000              *
   Director
Robert Heinlein............................            25,000              *
   Director
Kenneth Scott..............................            25,000              *
   Director
William R. Snodgrass (5)...................            12,500              *
   Operations Manager
Joseph A. Davis Jr. (6)....................             6,250              *
   Vice President
Directors and officers as a group
   (7 persons) (7).........................         6,404,888            45.6

5% SHAREHOLDERS:
Crestview Capital Master LLC (8)...........         3,693,705            25.6
   95 Revere Drive, Suite A
   Northbrook, Illinois 60062
Stewart & Jennifer Flink (9)...............         3,775,971            27.4
   Crestview Capital Master LLC
   95 Revere Drive, Suite A
   Northbrook, Illinois 60062
Jenco Capital Corporation (10).............         2,161,138            15.8
Nancy Hoyt Revocable Trust (11)............         3,885,682            28.2
   Crestview Capital Master LLC
   95 Revere Drive, Suite A
   Northbrook, Illinois 60062
North Sound Legacy International Ltd. (12).         1,390,497             9.4
   53 Forest Avenue, Suite 202
   Old Greenwich, CT 06870
SDS Capital Group SPC, Ltd. (13)...........           729,190             5.0
   53 Forest Avenue
   2nd Floor
   Old Greenwich, CT 06870

----------
*    Less than 1%

(1) Consists of (i) 3,412,500 shares of common stock, (ii) 2,161,138 shares of common stock held by Jenco Capital Corporation over which Mr. Nix has voting and investment power, (iii) 100,000 shares of common stock held by Perdase Holdings, Inc. over which Mr. Nix has voting and investment power,
     (iv) 181,250 shares of common stock beneficially owned by Mr. Nix's spouse, Jeanne Bowen Nix, and (v) 156,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days.

(2) Consists of (i) 25,000 shares of common stock, and (ii) 93,750 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days. Mr. Chmiel served as our Chief Financial Officer and director from September 2003 through March 2005.

(3) Consists of (i) 150,000 shares of common stock, and (ii) 31,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days.

(4) Consists of (i) 150,000 shares of common stock, and (ii) 31,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days. Does not include 5,879,888 shares of common stock beneficially owned by Ms. Nix's spouse, Jon Nix.

(5) Consists of 12,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days.

(6) Consists of 6,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days.

(7) Consists of (i) 6,073,638 shares of common stock, and (ii) 331,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days.

(8) Consists of (i) 2,968,135 shares of common stock, and (ii) 669,328 shares of common stock that may be acquired from us upon exercise of outstanding warrants and conversion of outstanding convertible preferred equity securities.

(9) Consists of (i) 17,107 shares of common stock, (ii) 24,991 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 3,637,463 shares of common stock beneficially owned by Crestview Capital Master, LLC and Crestview Capital Partners, LLC over which Stewart Flink has voting and investment power.

(10) Jon Nix exercises voting and investment authority over the shares held by this shareholder.

(11) Consists of (i) 66,808 shares of common stock, (ii) 105,000 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities, and (iii) 3,637,463 shares of common stock beneficially owned by Crestview Capital Master, LLC and Crestview Capital Partners, LLC over which Robert Hoyt, Nancy Hoyt's husband, has voting and investment power. Nancy Hoyt exercises voting and investment authority over the shares held by this shareholder.

(12) Consists of (i) 318,507 shares of common stock, and (ii) 1,071,990 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred equity securities.

(13) Consists of (i) 62,500 shares of common stock, and (ii) 666,690 shares of common stock that may be acquired from us upon exercise of warrants and conversion of convertible preferred debt securities.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all
Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2004, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for the following: (i) Initial Statements of Beneficial Ownership of Securities on Form 3, were filed late by Scott Filstrup, William Snodgrass, Joseph Davis and Crestview Capital Master, LLC; (ii) four (4) Statements of Changes in Beneficial Ownership on Form 4, reporting eleven (11) separate transactions, were filed late by Jon Nix; (iii) three (3) Statements of Changes in Beneficial Ownership on Form 4, reporting ten (10) separate transactions, were filed late by Jeanne Bowen Nix; (iv) two (2) Statements of Changes in Beneficial Ownership on Form 4, reporting thirteen (13) separate transactions, were filed late by each of Farrald Belote and Arlene Belote; and
(v) one Annual Statement of Changes in Beneficial Ownership on Form 5, reporting two (2) separate transactions that were not timely filed on Form 4, was filed by Jenco Capital Corporation.

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by January 3, 2006. In addition, in the event a shareholder proposal is not received by the Company by March 13, 2006, the Proxy to be solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2006 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2006 Annual Meeting. Upon determination by the Company that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.


SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.


ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2004, WILL BE MADE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO NATIONAL COAL CORP., 8915 GEORGE WILLIAMS ROAD, KNOXVILLE, TENNESSEE 37923 ATTN: MARK A. OLDHAM.

                                  ON BEHALF OF THE BOARD OF DIRECTORS

                                  /s/ Jon Nix
                                  ----------------------------------------------
                                  JON NIX, PRESIDENT AND CHIEF EXECUTIVE OFFICER



8915 George Williams Rd.
Knoxville, Tennessee 37923
May 13, 2005

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                             OF NATIONAL COAL CORP.

      This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of National Coal Corp., a Florida corporation (the "COMPANY").

I.       PURPOSE

      The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the Company's internal and disclosure controls; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement;
(c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant and management of the Company.

II.      COMPOSITION

      The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the The Nasdaq Stock Market, Inc. ("NASDAQ"). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements, and at least one member of the Committee shall be a "financial expert." A member shall be deemed a "financial expert" if the Board determines that such person has, through education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company that at the time the person held such position was required to file periodic reports with SEC, or experience in one or more positions that involve the performance of similar functions (or that results, in the judgment of the Board, in the person having similar expertise and experience), the following attributes:

                  An understanding of generally accepted accounting principles and financial statements;

                  Experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves that are generally comparable to the estimates, accruals, and reserves, if any, used in the registrant's financial statements;

                  Experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the registrant's financial statements;

                  Experience with internal controls and procedures for financial reporting; and

                  An understanding of audit committee functions.

         Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC), and no member of the Committee may have participated in the preparation of the financial statements of the Company in the past three years. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

      The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

      The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

      The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

      As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition,  the  Committee  or at least  its  Chairperson  should  meet  with the
independent   accountant  and  management  quarterly  to  review  the  Company's financial statements prior to their public release consistent with the provisions set forth below in SECTION IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

      In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and management, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the
----------
(1) SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

                           Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports prepared by management.

                  3. Review reports from management and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  4. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  5. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                  6.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  7. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. Appoint, determine funding and compensation for and oversee the work of the independent accountant (including resolution of disagreements between management and the independent accountant regarding financial reporting) for the purpose of preparing or issuing an audit report of related work.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                           (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

                           (b)      any   accounting   adjustments   that   were
                           proposed by the independent accountant that were not agreed to by the Company; and

                           (c) communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL/DISCLOSURE CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountant regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

      The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

      The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

      Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved by the Board of Directors effective April 1, 2005.

                               NATIONAL COAL CORP.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a shareholder of NATIONAL COAL CORP., a Florida corporation (the "Company"), hereby nominates, constitutes and appoints Jon Nix and Mark A. Oldham, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on June 7, 2005, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.   To elect the Board of Directors' five nominees as directors:

     Jon Nix   Mark A. Oldham   Scott Filstrup   Robert Heinlein   Kenneth Scott


          |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

          |_|  WITHHELD for all nominees listed above

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 13, 2005, relating to the Annual Meeting.


                                    Dated:___________________________, 2005

                                    Signature:_____________________________

                                    Signature:_____________________________
                                    Signature(s) of Shareholder(s)
                                    (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Shareholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE